UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 6, 2012
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission file number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On January 6, 2012, the Board of Directors of Christopher & Banks Corporation (the “Company”) amended and restated the Company’s By-Laws to provide that the Company’s fiscal year will end at the close of business on that Saturday in January or February which falls closest to the last day of January.  Prior to the change, the fiscal year ended at the close of business on that Saturday in February or March which falls closest to the last day of February.

The foregoing description of the amendment and restatement of the By-Laws is qualified in its entirety by reference to the full and complete text of the Sixth Amended and Restated By-Laws of Christopher & Banks Corporation, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 8.01  Other Events

The Company has scheduled the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) for June 28, 2012.  Because the expected date of the 2012 Annual Meeting will change as a result of the change in fiscal year-end, the Company is informing stockholders of this change and a resulting change in a deadline by this Form 8-K Report.

As disclosed in the Company’s proxy statement for the 2011 Annual Meeting of Stockholders, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2012 Annual Meeting, the written proposal must be received at the Company’s principal executive offices on or before February 15, 2012.  This deadline has not been changed as a result of the change in the Company’s fiscal year-end.  The proposal should be addressed to Corporate Secretary, Christopher & Banks Corporation, 2400 Xenium Lane North, Plymouth, Minnesota 55441.  The proposal must comply with the Securities and Exchange Commission (the “SEC”) regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

In accordance with the Company’s By-Laws, in order to be properly brought before the 2012 Annual Meeting, a stockholder’s notice of the matter the stockholder wishes to present, including a director nomination, must be delivered to the Company’s principal executive offices in Plymouth, Minnesota, at the address identified in the preceding paragraph, not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting.  As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our By-Laws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than February 29, 2012, and no later than March 30, 2012.

On January 9, 2012, the Company issued a press release regarding the change to the Company’s fiscal year, as discussed in Item 5.03 above.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

3.1                               Sixth Amended and Restated By-Laws of Christopher & Banks Corporation (effective January 6, 2012)

99.1                        Press release, dated January 9, 2012, of Christopher & Banks Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

By:	/s/ Michael J. Lyftogt
Michael J. Lyftogt
Senior Vice President, Chief Financial Officer

Date: January 9, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1	Sixth Amended and Restated By-Laws of Christopher & Banks Corporation (effective January 6, 2012)
99.1	Press release, dated January 9, 2012, of Christopher & Banks Corporation